UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 31, 2025

Sekisui House U.S., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SH Residential Holdings, LLC (“Parent”) is the sole stockholder of all of the Company’s outstanding shares. On January 1, 2026, Parent contributed (for no consideration) to the Company all of Parent’s interests in its wholly owned subsidiaries Chesmar Homes, LLC (“Chesmar”) and Holt Group Holdings, LLC ("Holt"). Chesmar and Holt are homebuilding companies with operations in Texas, Oregon, and Washington. For the nine-months ended September 30, 2025, the standalone total revenues of Chesmar and Holt combined are $1.10 billion, and as of September 30, 2025, the standalone net assets of Chesmar and Holt combined are $959.9 million.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)    Effective December 31, 2025, Satoshi Yoshimura and George C. Yeonas will no longer be directors of the Company. At the time of the departures, Mr. Yoshimura served as a member of the Compensation Committee and Mr. Yeonas served as a member of the Audit Committee, each of the Company’s Board of Directors (the “Board”).

(d)    Effective January 1, 2026, the Board appointed Jennifer Whip, David Barclay, Yoshiyuki Kamiya, and Shigeki Enomoto as directors of the Company. The Board determined that Mrs. Whip and Mr. Barclay are independent under the rules of the Securities and Exchange Commission and the New York Stock Exchange (the “NYSE”) and that, in the Board’s business judgment, are “financially literate” as provided in the rules of the NYSE. There is no arrangement or understanding between Mrs. Whip and Messrs. Barclay, Kamiya and Enomoto and the Company or any other person pursuant to which they were appointed as a director. None of Mrs. Whip and Messrs. Barclay, Kamiya and Enomoto have a relationship or interest requiring disclosure under Item 404(a) of Regulation S-K. Mrs. Whip and Messrs. Barclay, Kamiya and Enomoto have not yet been appointed to any committees of the Board. There is no material compensation in connection with the appointments.

EXPLANATORY NOTE

The Company is filing this Current Report on Form 8-K on a voluntary basis to disclose the events reported herein. The Company no longer has an obligation to file reports with the Securities and Exchange Commission ("SEC") as it no longer has any class of securities registered under Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934. The Company, in its sole discretion, may stop making filings with the SEC at any time and no assumptions should be made as to continued reporting with the SEC.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
_________________________________

SEKISUI HOUSE U.S., INC.

Dated:	January 5, 2026	By:	/s/ Theodore Sangalis
Theodore Sangalis
Vice President, Secretary and Corporate Counsel

2